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                                                                    EXHIBIT 99.1



                                4,000,000 Shares

                           The InterCept Group, Inc.

                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                  August 7, 2001


CREDIT SUISSE FIRST BOSTON CORPORATION
ROBERTSON STEPHENS, INC.
FIRST UNION SECURITIES, INC.
SUNTRUST CAPITAL MARKETS, INC.
As Representatives of the Several Underwriters,
 c/o Credit Suisse First Boston Corporation,
      Eleven Madison Avenue,
      New York, N.Y.  10010-3629

Dear Sirs:

     1. Introductory. The InterCept Group, Inc., a Georgia corporation ("Company"), proposes to issue and sell 3,100,000 shares of its common stock, no par value ("Securities"), and the shareholders listed in Schedule A hereto ("Selling Shareholders") propose severally to sell an aggregate of 900,000 outstanding shares of the Securities (such 4,000,000 shares of Securities being hereinafter referred to as the "Firm Securities"). The Company also proposes to sell to the Underwriters, at the option of the Underwriters, not more than 600,000 additional shares of its Securities, as set forth below (such 600,000 additional shares being hereinafter referred to as the "Optional Securities"). The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". The Company and the Selling Shareholders hereby agree with the several Underwriters named in Schedule B hereto ("Underwriters") as follows:

     2. Representations and Warranties of the Company and the Selling Shareholders.

         (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

             (i) A registration statement (No. 333-64834) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (B) may be proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or
         (B) such an additional registration statement may be proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to
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         such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration are hereinafter referred to collectively as the "Registration Statements" and each individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

             (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state

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         any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

             (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Georgia, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where failure to so qualify would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole ("Material Adverse Effect").

             (iv) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where failure to so qualify would individually or in the aggregate have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, and the capital stock of Netzee, Inc. owned by the Company is owned free from liens, encumbrances and defects (other than the pledge by the Company of the shares of Netzee, Inc. owned by the Company to First Union National Bank as security under the Company's credit facility with such bank). As used in this agreement, the term "subsidiary of the Company" does not include Netzee, Inc.

             (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized and are, or upon issuance in accordance with the terms hereof will be, validly issued, fully paid and nonassessable and conform to the description thereof contained in the Prospectus; the shareholders of the Company have no preemptive rights with respect to the Securities; and no person has any co-sale rights, rights of first refusal or other similar rights with regard to any Securities (expressly excluding registration rights, which are addressed in Section 2(a)(vii) below).

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             (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

             (vii) Except as disclosed in the Prospectus or expressly waived in writing by the holder of such right, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, and all rights of any persons to include securities of the Company in the Registration Statement have been fully satisfied by the inclusion of Offered Securities in the Registration Statement or expressly waived in writing.

             (viii) The Securities have been approved for listing subject to notice of issuance on The Nasdaq Stock Market's National Market.

             (ix) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state and foreign securities laws.

             (x) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, in any such case that would have a Material Adverse Effect, (ii) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, in any such case that would have a Material Adverse Effect, or (iii) the articles of incorporation, charter or by-laws of the Company or any such subsidiary.

             (xi) This Agreement has been duly authorized, executed and delivered by the Company.

             (xii) The Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them (provided, however, that the Company and its subsidiaries have granted to First Union National Bank a security interest in all of their assets other than real estate owned and the stock of all subsidiaries owned by the Company to secure the Company's credit facility with such bank); and the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

             (xiii) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or

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         permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

             (xiv) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, that might have a Material Adverse Effect.

             (xv) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

             (xvi) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

             (xvii) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the schedule included in each Registration Statement presents fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts. All financial statements included in material incorporated by reference into the Registration Statements and the Prospectus shall be deemed included in the Registration Statements and the Prospectus for purposes of this subsection.

             (xviii) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

             (xix) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

         (b) Each Selling Shareholder severally represents and warrants to, and agrees with, the several Underwriters that:

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             (i)  Such Selling Shareholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholder on such Closing Date (other than the pledge by SLMsoft.com Inc. to the Company of the Securities of the Company to be sold by SLMsoft.com Inc. in this offering, which pledge shall be released by the Company upon the First Closing Date (as defined below) to permit the sale of those Offered Securities as contemplated in this Agreement, with a portion of the net proceeds of such sale being applied to repay in full the loan from the Company to SLMsoft.com Inc.) and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Shareholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholder on such Closing Date.

             (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c); and, solely with regard to Selling Shareholders Vir A. Nanda and SLMsoft.com Inc., the two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by the Selling Shareholder specifically for use therein.

             (iii) There are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

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         (c) SLMsoft.com, Inc. represents and warrants to the several
     Underwriters that its primary offices are located in Ontario, Canada, that it does not conduct business in any provinces of Canada other than Ontario and Manitoba, and that it is not registered or required to be registered to do business in any of the provinces of Canada other than Ontario and Manitoba.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Shareholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Shareholder, at a purchase price of $29.31 per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse First Boston Corporation ("CSFBC") in its discretion, in order to avoid fractions) obtained by multiplying 3,100,000 Firm Securities in the case of the Company and the number of Firm Securities set forth opposite the name of such Selling Shareholder in Schedule A hereto, in the case of a Selling Shareholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

     Certificates in negotiable form for the Offered Securities to be sold hereunder by each Selling Shareholder other than SLMsoft.com Inc. have been placed in custody, for delivery under this Agreement, under Custody Agreements made with SunTrust Bank, Atlanta, Georgia, as custodian ("Custodian"). Each such Selling Shareholder agrees that the shares represented by the certificates held in custody for such Selling Shareholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by such Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of such Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Shareholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Shareholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

     The Company, the Custodian and SLMsoft.com Inc. will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, at the office of Alston & Bird LLP, Atlanta, Georgia, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company in the case of 3,100,000 shares of Firm Securities, the Custodian in the case of 290,000 shares of Firm Securities and SLMsoft.com Inc. in the case of 610,000 shares of Firm Securities, at the office of Alston & Bird LLP in Atlanta, Georgia, at 9:00 A.M., New York time, on August 13, 2001, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934 ("Exchange Act"), the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office of Alston & Bird LLP at least 24 hours prior to the First Closing Date. In addition to the foregoing, the Company and each Selling Shareholder agree with First Union Securities, Inc. that on the First Closing Date, the Company and such Selling Shareholder will pay to First Union Securities, Inc., pro rata based on the number of Firm Shares to be sold by it or him pursuant to this Agreement, the $250,000 fee for financial advisory services related to the offering contemplated by this Agreement, as set forth in the letter agreement dated July 20, 2001 between the Company and First Union Securities, Inc. The Company and the Selling Shareholders agree and hereby direct that the applicable amount to be paid to First Union Securities, Inc. as provided in the preceding sentence shall be withheld from the net proceeds otherwise payable to the Company and the Selling Shareholders and that the aggregate amount of $250,000 thus withheld shall be paid over to First Union Securities, Inc. by official bank check or wire transfer on the First Closing Date.

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     In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased from the Company for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company and the Selling Shareholders.

     Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company, at the above office of Alston & Bird LLP. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Alston & Bird LLP at a reasonable time in advance of such Optional Closing Date.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

     5. Certain Agreements of the Company and the Selling Shareholders. The Company agrees with the several Underwriters and the Selling Shareholders that:

       (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

       (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

       (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

       (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

       (e) The Company will furnish to the Representatives copies of each Registration Statement (five of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

       (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution, provided, however, that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction in which the Company is not currently so subject.

       (g) During the period of three years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to shareholders, provided, however, that the Company shall be deemed to have satisfied its obligations hereunder if it files the document via EDGAR and such document is available for public inspection via EDGAR, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

       (h) For a period of 90 days after the date of the initial public offering of the Offered Securities as set forth in the final Prospectus, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except issuances of Securities pursuant to the exercise of any employee stock options outstanding on the date hereof or issuances of Securities pursuant to the Company's employee stock purchase plan.

       (i) The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company and the Selling Shareholders, as the case may be, under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions (both within the U.S. and elsewhere) as CSFBC designates and the printing of memoranda relating thereto (not to exceed $12,500 in the aggregate without the Company's prior written consent), for the filing fee incident to the review by the National Association of Securities Dealers, Inc. ("NASD") of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale by the Selling Shareholders of the Offered Securities to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

       (j) The Company will cause the Custodian to deliver to CSFBC, attention:
     Transactions Advisory Group on the Closing Date a letter stating that it will deliver to each Selling Shareholder for whom it is acting as Custodian a United States Treasury Department Form 1099 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) on or before January 31 of the year following the date of this Agreement. The Company will deliver a Form 1099 (or other applicable form or statement) to SLMsoft.com Inc. on or before January 31, of the year following the date of this Agreement.

       (k) Each Selling Shareholder agrees, for a period of 90 days after the date of the initial public offering of the Offered Securities as set forth in the final Prospectus, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of CSFBC, provided, however, that nothing contained herein shall prohibit Selling Shareholder John W. Collins from pledging any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities in connection with any swap, hedge or other similar arrangement existing and known to CSFBC as of the date of this Agreement.

     6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on the Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their obligations hereunder and to the following additional conditions precedent:

       (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Arthur Andersen LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

            (i) in their opinion the financial statements and schedule examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published Rules and Regulations;

            (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

            (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                 (A) the unaudited financial statements included in the
               Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles; or

                 (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries as compared with amounts shown on the latest balance sheet included in the Registration Statements;

          except in all cases set forth in clause (B) above for changes, increases or decreases which the Registration Statements disclose have occurred or may occur or which are described in such letter;

            (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter; and

            (v) they have read the unaudited pro forma condensed consolidated financial information included in the Registration Statements and have inquired of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the unaudited pro forma condensed consolidated financial statements comply as to form in all material respects with applicable accounting requirements of Rule 11-02 of Regulation S-X; they have proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma condensed consolidated financial statements; and nothing came to their attention as a result of these procedures that caused them to believe that the unaudited pro forma condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

     For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements included in material incorporated by reference into the Registration Statements and the Prospectus shall be deemed included in the Registration Statements and the Prospectus for purposes of this subsection.

       (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Shareholder, the Company or the Representatives, shall be contemplated by the Commission.

       (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or The Nasdaq Stock Market's National Market, or any setting of minimum prices for trading on any such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

       (d) The Representatives shall have received an opinion, dated such Closing Date, of Nelson Mullins Riley & Scarborough, L.L.P., counsel for the Company, to the effect that:

            (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Georgia, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all jurisdictions where failure to so qualify would have a Material Adverse Effect;

            (ii) The Offered Securities delivered on such Closing Date and all other outstanding shares of the Common Stock of the Company have been duly authorized and are, or upon issuance in accordance with the terms hereof will be, validly issued, fully paid and nonassessable and conform to the description thereof contained in the Prospectus; the shareholders of the Company have no preemptive rights with respect to the Securities arising under the Company's articles of incorporation or the Georgia Business Corporation Code or, to the best knowledge of such counsel, any other similar rights with respect to the Securities; and to the best knowledge of such counsel, no person has any co-sale rights, rights of first refusal or other similar rights with regard to any Securities (expressly excluding registration rights, which are covered in the following subsection);

            (iii) Except as disclosed in the Prospectus or expressly waived in writing by the holder of such right, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act; and all rights of any persons to include securities of the Company in the Registration Statement have been fully satisfied by the inclusion of Offered Securities in the Registration Statement or expressly waived in writing;

            (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court of the United States of America or the State of Georgia is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required by the NASD and under state securities laws;

            (v) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any statute, rule, regulation or order of any governmental agency or body or court of the United States of America or the State of Georgia having jurisdiction over the Company or any subsidiary of the Company or any of their properties and which, to the best knowledge of such counsel, is applicable to the Company or any subsidiary of the Company or any of their properties (provided, however, that such counsel need express no opinion as to compliance with the securities or blue sky laws of the various states or any applicable foreign jurisdiction), (b) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject that is filed as an exhibit to or incorporated by reference in the Registration Statement, or (c) the articles or certificate of incorporation or by-laws of the Company or any such subsidiary, except, in the case of (a) and (b), for such as would not have a Material Adverse Effect;

            (vi) This Agreement has been duly authorized, executed and delivered by the Company; and

            (vii) The conditions for the use of Form S-3 by the Company in connection with the registration of the Offered Securities under the Act have, to the best knowledge of such counsel, been satisfied; the Registration Statement and the Prospectus (other than (a) the financial statements, the notes thereto and the related schedules and other financial data contained in or omitted from the Registration Statement or the Prospectus, and (b) the information furnished on behalf of each Underwriter as provided in Section 7(c) hereof, as to which in each case such counsel need express no opinion), as of their respective effective, issue or filing dates, complied as to form in all material respects with the requirements of the Act, the Exchange Act and the Rules and Regulations; such counsel do not know of any statutes or legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required; and the descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown.

            In addition, such counsel shall confirm that (1) the Registration Statement was declared effective under the Act as of the date and time specified in such opinion; (2) the Prospectus was filed with the Commission pursuant to subparagraph (4) of Rule 424(b) on the date specified in such opinion; and (3) to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act.

            In addition, such counsel shall state as follows: Counsel have reviewed certain corporate records and other documents of the Company and its subsidiaries, have participated in conferences with officers and other representatives of the Company, the Company's independent public accountants, and the Representatives and their counsel at which the contents of the Registration Statement and the Prospectus were discussed and revised. Because of the inherent limitations in the independent verification of factual matters and because of the inherent limitations involved in the preparation of registration statements under the Act, counsel are not passing upon and do not assume any responsibility for, and make no representation that counsel have independently verified, the accuracy, completeness or fairness of the information and statements contained in the Registration Statement and the Prospectus. However, on the basis of the foregoing, no facts have come to counsel's attention that lead counsel to believe that any part of the Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that counsel may expressly exclude any belief regarding (a) the financial statements, the notes thereto and the related schedules and other financial data contained in or omitted from the Registration Statement or the Prospectus, and (b) the information furnished on behalf of each Underwriter as provided in Section 7(c) hereof, as to which in each case such counsel need express no opinion.

          [

       (e) The Representatives shall have received an opinion, dated the First Closing Date, of Sutherland Asbill & Brennan LLP, United States counsel with respect to the transactions contemplated by this Agreement for SLMsoft.com Inc., an Ontario corporation and a Selling

     Shareholder in the offering, to the effect that:

            (i) Upon delivery of the Offered Securities of SLMsoft.com Inc., properly endorsed, to the Representatives for the accounts of the several Underwriters in the State of New York, registration of such Offered Securities upon the transfer records of the Company in the names of the several Underwriters upon registration of transfer thereof, and payment therefor in accordance with the terms hereof, and assuming that such Underwriters are without notice of any adverse claim within the meaning of the applicable Uniform Commercial Code, the Underwriters are protected purchasers within the meaning of such Uniform Commercial Code and the several Underwriters will acquire on the First Closing Date all of the rights of SLMsoft.com Inc. in such Offered Securities free of any adverse claims;

            (ii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court of the United States of America or the State of Georgia is required to be obtained or made by SLMsoft.com Inc. for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities sold by SLMsoft.com Inc., except such as may be required under the U.S. federal securities laws, by the NASD and under state securities laws; provided, however, that Sutherland Asbill & Brennan LLP shall render no opinion regarding any consents, approvals, authorizations or orders that may be necessary for the specific conduct of SLMsoft.com Inc.'s business or industry in any applicable jurisdiction;

            (iii) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any statute, rule, regulation or order of any governmental agency or body or court of the United States of America or the State of Georgia having jurisdiction over SLMsoft.com Inc. or any of its properties and known to such counsel to be applicable to SLMsoft.com Inc. or any of its properties, and, in the case of any such order, solely as identified in a certificate by SLMsoft.com, Inc. that is certified by an officer of SLMsoft.com, Inc. as being true and complete (an "SLMsoft.com Certificate");

       (f) The Representatives shall have received an opinion, dated the First Closing Date, of Gowling Lafleur Henderson LLP, Canadian counsel to SLMsoft.com Inc., to the effect that:

            (i) SLMsoft.com Inc. is duly incorporated and subsisting under the laws of the province of Ontario, Canada;

            (ii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court of Canada or the provinces of Ontario or Manitoba is required to be obtained or made by SLMsoft.com Inc. for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities sold by SLMsoft.com Inc.;

            (iii) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated do not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (x) any statute, rule, regulation or order of any governmental agency or body or court of Canada or the provinces of Ontario or Manitoba and known to such counsel to be applicable to SLMsoft.com Inc. or any of its properties, and, in the case of any such order, solely as identified in an SLMsoft.com Certificate, (y) any material agreement or instrument solely as identified in an SLMsoft.com Certificate , or (z) its charter or by-laws;

            (iv) This Agreement has been duly authorized, executed and delivered by or on behalf of SLMsoft.com Inc.

          Sutherland Asbill & Brennan LLP and Gowling Lafleur Henderson LLP each shall be entitled to rely on certificates of SLMsoft.com Inc. signed by officers of SLMsoft.com Inc. as to factual matters. Additionally, each of the Representatives shall provide a certificate signed by an officer to Gowling Lafleur Henderson LLP as to its registration status under the Ontario Securities Act, and Gowling Lafleur Henderson LLP shall be entitled to rely on such certificates where appropriate. Further, Sutherland Asbill & Brennan LLP shall also be entitled to rely upon the opinions of Gowling Lafleur Henderson LLP as to matters of Canadian or Ontario law that, in the opinion of Sutherland Asbill & Brennan LLP, may form the basis for any opinion set forth in its opinion letter, and Gowling Lafleur Henderson LLP shall be entitled to rely on the opinions of Manitoba counsel as to all matters of Manitoba law.

          (g) The Representatives shall have received from Alston & Bird LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Shareholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (h) The Representatives shall have received a certificate of the Company, dated such Closing Date, signed by the Chief Executive Officer and the Chief Financial Officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the respective dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

          (i) The Representatives shall have received a letter, dated such Closing Date, of Arthur Andersen LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

          (j) On or prior to the date of this Agreement, the Representatives shall have received lockup letters from each of the executive officers and directors of the Company who are not Selling Shareholders.

     The Selling Shareholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

     7.   Indemnification and Contribution.

          (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

          (b) The Selling Shareholders, severally and not jointly, will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; provided, further, that Selling Shareholders Vir A. Nanda and SLMsoft.com Inc. shall only be subject to such liability to the extent that the untrue statement or alleged untrue statement or omission or alleged omission is based upon information provided by such Selling Shareholder in writing specifically for use therein or contained in a representation or warranty given by such Selling Shareholder in this Agreement or the Custody Agreement of such Selling Shareholder; and provided, further, that the liability under this subsection of each Selling Shareholder shall be limited to an amount equal to the aggregate net proceeds to such Selling Shareholder from the sale of Securities sold by such Selling Shareholder hereunder.

          (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of (i) the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting" and the information contained in the 11th and 12th paragraphs under the caption "Underwriting"; (ii) the following information in the Prospectus furnished on behalf of First Union Securities, Inc.: the information contained in the sixth paragraph under the caption "Underwriting"; and (iii) the following information in the Prospectus furnished on behalf of SunTrust Capital Markets, Inc.: the information contained in the 13th paragraph under the caption "Underwriting."

          (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

          (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a),
     (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (f) The obligations of the Company and the Selling Shareholders under this Section shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Shareholders, of the Company and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Shareholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Shareholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Company, the Selling Shareholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason (other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c)), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at The InterCept Group, Inc., 3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia 30071, Attention: John W. Collins, or, if sent to the Selling Shareholders or any of them other than SLMsoft.com Inc., will be mailed, delivered or telegraphed and confirmed to SunTrust Bank, as Custodian, 58 Edgewood Avenue, Atlanta, Georgia 30302, Attention: Letitia Radford, or if sent to SLMsoft.com Inc., will be mailed, delivered or telegraphed and confirmed to it at SLMsoft.com Inc., 1 Yorkdale Road, Suite 600, Toronto, Ontario M6A 3A1,
Attention: Dev Misir; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters. John W. Collins and Scott R. Meyerhoff will act for the Selling Shareholders other than SLMsoft.com Inc. in connection with such transactions, and any action under or in respect of this Agreement taken by John W. Collins or Scott R. Meyerhoff will be binding upon all the Selling Shareholders other than SLMsoft.com Inc.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

     The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Shareholders, the Company and the several Underwriters in accordance with its terms.

                                      Very truly yours,

                                      The InterCept Group, Inc.


                                      By    /s/ Scott R. Meyerhoff
                                          -------------------------------------
                                          Scott R. Meyerhoff
                                          Senior Vice President and
                                          Chief Financial Officer


                                      The Selling Shareholders Listed
                                      on Schedule A Hereto


                                       By    /s/ Scott R. Meyerhoff
                                          --------------------------------------
                                          Scott R. Meyerhoff as Attorney-in-Fact


                                       SLMsoft.com Inc.


                                       By:    /s/ Dev Misir
                                           ------------------------------------
                                           Dev Misir
                                           Executive Vice President


The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.

Credit Suisse First Boston Corporation
Robertson Stephens, Inc.
First Union Securities, Inc.
SunTrust Capital Markets, Inc.

Acting on behalf of themselves and as
the Representatives of the several
Underwriters.


By  Credit Suisse First Boston Corporation


By   /s/ William S. Oglesby
     -----------------------------------
     William S. Oglesby
     Managing Director

                                   SCHEDULE A



                                                    Number of
       Selling Shareholder                 Firm Securities to be Sold
--------------------------------         ------------------------------

John W. Collins                                        100,000
Donny R. Jackson                                       100,000
Farrell S. Mashburn                                     40,000
Scott R. Meyerhoff                                      35,000
Vir A. Nanda                                            15,000
SLMsoft.com Inc.                                       610,000
                                                       -------


Total                                                  900,000
                                                       =======

                                   SCHEDULE B

                                                                           Number of Firm Securities
                             Underwriter                                        to be Purchased
                             -----------                                   -------------------------

Credit Suisse First Boston Corporation...............................               1,777,500
Robertson Stephens, Inc..............................................               1,066,500
First Union Securities, Inc..........................................                 355,500
SunTrust Capital Markets, Inc........................................                 355,500
Adams, Harkness & Hill, Inc..........................................                  40,000
Robert W. Baird & Co. Incorporated...................................                  25,000
Barrington Research Associates, Inc..................................                  40,000
William Blair & Company, L.L.C.......................................                  25,000
Dain Rauscher Incorporated...........................................                  35,000
Fox-Pitt, Kelton Inc.................................................                  25,000
W. R. Hambrecht + Co., LLC...........................................                  40,000
Hoak Breedlove Wesneski & Co.........................................                  40,000
Invemed Associates LLC...............................................                  35,000
Janney Montgomery Scott LLC..........................................                  25,000
Jefferies & Company, Inc.............................................                  25,000
Morgan Keegan & Company, Inc.........................................                  40,000
Sanders Morris Harris................................................                  25,000
Stifel, Nicolaus & Company, Incorporated.............................                  25,000
                                                                                    ---------


Total                                                                               4,000,000
                                                                                    =========